UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

Pet DRx Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

215 Centerview Drive
Suite 360
Brentwood, Tennessee 37027
(Address of principal executive offices)

(615) 369-1914
(Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act.
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02      Results of Operations and Financial Condition.

On November 14, 2008, Pet DRx Corporation (the “Company”) issued a press release announcing its results of operations for the three and nine months ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1   Press Release dated November 14, 2008 issued by Pet DRx Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PET DRX CORPORATION

By: /s/ Harry L. Zimmerman
Name: Harry L. Zimmerman
Title: Chief Financial Officer

Date:  November 14, 2008